UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2023

ABVC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40700	26-0014658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44370 Old Warm Springs Blvd. Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (510) 668-0881

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ABVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 24, 2023, ABVC BioPharma, Inc. (the “Company”) held its 2023 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on 3 proposals. At the beginning of the Annual Meeting, 19,480,116 shares of common stock, which represents 58.88% of the voting power of the shares entitled to vote at the Annual Meeting, were represented by proxy, which constituted a quorum for the transaction of business.

We are filing this Current Report on Form 8-K to disclose the voting results from the Annual Meeting.

1.	To re-elect 11 directors to the Company’s board of directors (the “Board”), with such directors to serve until the 2024 annual meeting of shareholders.

Name	For	Against	Withheld
Eugene Jiang	18,840,814	0	639,302
Norimi Sakamoto	18,796,356	0	683,760
Yen-Hsin Chou	18,833,715	0	646,401
Dr. Tsung-Shann (T.S.) Jiang	18,831,765	0	648,351
Hsin-Hui Miao	18,831,735	0	648,381
Yoshinobu Odaira	18,798,388	0	681,728
Dr. Tsang Ming Jiang	18,831,785	0	648,331
Dr. Chang-Jen Jiang	18,833,765	0	646,351
Che Wei Hsu	18,789,099	0	691,017
Shuling Jiang	18,855,080	0	625,036
Yu-Min (Francis) Chung	18,840,845	0	639,271

2.	To ratify the appointment of WWC P.C. CPA as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2023.

For	Against	Abstain
19,388,899	86,207	5,010

3.	To authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock underlying convertible notes and warrants issued by us pursuant to the terms of that certain Securities Purchase Agreement, dated February 23, 2023, by and among the Company and Lind Global Fund II, LP (“Lind”), in an amount equal to or in excess of 20% of our common stock outstanding immediately prior to the issuance of such convertible note and warrants (including upon the operation of anti-dilution provisions contained in such convertible preferred stock and warrants.

For	Against	Abstain
18,835,192	115,688	529,236

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABVC BioPharma, Inc.

April 24, 2023	By:	/s/ Howard Doong
Howard Doong
Chief Executive Officer

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